                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement             [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

[X] Definitive proxy statement

[ ] Definitive additional materials

[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
            NUVEEN INSURED NEW YORK SELECT TAX-FREE INCOME PORTFOLIO
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X] No fee required.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

(5) Total fee paid:

--------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

--------------------------------------------------------------------------------

(2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

(3) Filing party:

--------------------------------------------------------------------------------

(4) Date filed:

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

NOTICE OF ANNUAL MEETINGS                                    333 West Wacker Drive
OF SHAREHOLDERS - JULY 24, 1997                              Chicago, Illinois
                                                             60606
                                                             (800) 257-8787

NUVEEN SELECT TAX-FREE INCOME PORTFOLIO
NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 2
NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 3
NUVEEN INSURED CALIFORNIA SELECT TAX-FREE
   INCOME PORTFOLIO
NUVEEN INSURED NEW YORK SELECT TAX-FREE
   INCOME PORTFOLIO

June 5, 1997

TO THE SHAREHOLDERS OF THE ABOVE FUNDS:

Notice is hereby given that the Annual Meeting of Shareholders of each of Nuveen Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen Select Tax-Free Income Portfolio 3, Nuveen Insured California Select Tax-Free Income Portfolio and Nuveen Insured New York Select Tax-Free Income Portfolio, each a Massachusetts business trust (each, a "Fund" and, collectively, the "Funds"), will be held in the 31st floor conference room of John Nuveen & Co. Incorporated, 333 West Wacker Drive, Chicago, Illinois, on Thursday, July 24, 1997, at 9:30 a.m., central time, for the following purposes:

    1. To elect six (6) trustees to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified.

    2. To ratify the selection of Ernst & Young LLP as independent auditors for the fiscal year ending March 31, 1998.

    3. To transact such other business as may properly come before the Annual Meeting.

Shareholders of record of each Fund at the close of business on May 28, 1997 are entitled to notice of and to vote at that Fund's Annual Meeting.

IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE FOR THE FUNDS, AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, IF YOU DO NOT EXPECT TO BE PRESENT IN PERSON AT YOUR ANNUAL MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Gifford R. Zimmerman
Vice President and Assistant Secretary

JOINT PROXY STATEMENT

JUNE 5, 1997                                                  333 West Wacker
                                                              Drive
                                                              Chicago, Illinois
                                                              60606
                                                              (800) 257-8787

NUVEEN SELECT TAX-FREE INCOME PORTFOLIO
NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 2
NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 3
NUVEEN INSURED CALIFORNIA SELECT TAX-FREE INCOME PORTFOLIO
NUVEEN INSURED NEW YORK SELECT TAX-FREE INCOME PORTFOLIO

GENERAL INFORMATION

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Trustees of each of Nuveen Select Tax-Free Income Portfolio ("Select Portfolio"), Nuveen Select Tax-Free Income Portfolio 2 ("Select Portfolio 2"), Nuveen Select Tax-Free Income Portfolio 3 ("Select Portfolio 3"), Nuveen Insured California Select Tax-Free Income Portfolio ("California Select Portfolio") and Nuveen Insured New York Select Tax-Free Income Portfolio ("New York Select Portfolio") (each, a "Fund" and, collectively, the "Funds") of proxies to be voted at the Annual Meeting of Shareholders of each Fund to be held on July 24, 1997 (for each Fund, an "Annual Meeting" and, collectively, the "Annual Meetings"), and at any and all adjournments thereof.

On the matters coming before each Fund's Annual Meeting as to which a choice has been specified by the shareholders of that Fund on the proxy, the shares will be voted accordingly. If no choice is so specified, the shares of each Fund will be voted FOR the election of the six nominees for trustee, as listed in this Joint Proxy Statement, and FOR ratification of the selection of Ernst & Young LLP as each Fund's independent auditors. Shareholders of any Fund who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending that Annual Meeting and voting in person.

The Board of Trustees of each Fund has determined that the use of this Joint Proxy Statement for each Fund's Annual Meeting is in the best interest of each Fund and its shareholders in light of the same matters being considered and voted on by the shareholders. Shareholders of each Fund will vote separately on each proposal relating to their Fund, and a vote on a proposal by the shareholders of one Fund will not affect the vote on the proposal by the shareholders of another Fund.

A quorum of shareholders is required to take action at each Fund's Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at each Annual Meeting. The inspectors of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting powers on a particular matter) as present for purposes of determining a quorum.

For purposes of determining the approval of the matters submitted to the shareholders for a vote, abstentions and broker non-votes will have no effect in the election of trustees (the six nominees receiving the largest number of votes will be elected) and will be treated as shares voted against ratification of the selection of independent auditors. The details of both proposals to be voted on by the shareholders of each Fund and the vote required for approval of each proposal are set forth under the description of each proposal below.

As of May 28, 1997, there were issued and outstanding 16,378,097 shares of Select Portfolio, 17,607,068 shares of Select Portfolio 2, 12,964,123 shares of Select Portfolio 3, 6,257,068 shares of California Select Portfolio and 3,907,068 shares of New York Select Portfolio. Those persons who were shareholders of record at the close of business on May 28, 1997 will be entitled to one vote for each share held.

This Proxy Statement is first being mailed to shareholders of the Funds on or about June 5, 1997.

1. ELECTION OF TRUSTEES OF EACH FUND

At each Fund's Annual Meeting, six (6) trustees are to be elected to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified. The affirmative vote of a plurality of the shares present and entitled to vote will be required to elect the trustees of each Fund.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a trustee of each Fund if elected; however, should any nominee become unable or unwilling to accept nomination or election, the proxies for each Fund will be voted for one or more substitute nominees designated by that Fund's present Board of Trustees.

The table below shows each nominee's age, principal occupation and other business affiliations and the number of shares of the Funds which each nominee beneficially owned as of April 30, 1997. Messrs. Bacon, Kissick and Leafstrand have been trustees of the Funds since each Fund was organized in 1992. Anthony
T. Dean and Sheila W. Wellington were elected trustees in 1994, and Timothy R. Schwertfeger was elected as a trustee in 1996. The nominees for election to the Board are the same for each Fund.

THE BOARD OF TRUSTEES OF EACH FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS GIVE VOTING INSTRUCTIONS FOR THE ELECTION OF THE NOMINEES NAMED BELOW.

NOMINEES FOR TRUSTEE OF EACH FUND

--------------------------------------------------------------------------------
                                                                FULL SHARES
                                                           BENEFICIALLY OWNED AS
                                                                    OF
                                                              APRIL 30, 1997
                                                           ---------------------
         NAME, AGE AND PRINCIPAL OCCUPATIONS OF              THE      ALL NUVEEN
            NOMINEES AS OF APRIL 30, 1997(1)               FUNDS(2)    FUNDS(3)
--------------------------------------------------------------------------------
*Anthony T. Dean (52)                                         1,000        9,045
Chairman (since July 1996) and Trustee of the Funds
(since August 1994), formerly President of the Funds
(from August 1994 to July 1996); President (since July
1996) and Director of The John Nuveen Company, John
Nuveen & Co. Incorporated, Nuveen Advisory Corp., Nuveen
Institutional Advisory Corp. and the Funds advised by
Nuveen Advisory Corp.; previously, Executive Vice
President of The John Nuveen Company, John Nuveen & Co.
Incorporated, Nuveen Advisory Corp. and Nuveen
Institutional Advisory Corp.
James E. Bacon (66)                                           1,000        3,729
Trustee of the Funds; Business consultant; Director of
Lone Star Industries, Inc. (cement) (since February
1992); previously, Director and Executive Vice President
of U.S. Trust Corporation and Trustee of United States
Trust Company of New York.
William L. Kissick (64)                                       1,800        3,000
Trustee of the Funds; Professor, School of Medicine and
the Wharton School of Management and Chairman, Leonard
Davis Institute of Health Economics, University of
Pennsylvania.
Thomas E. Leafstrand (65)                                     3,552        3,552
Trustee of the Funds; retired (since 1990); previously,
Vice President in charge of Municipal Underwriting and
Dealer Sales at The Northern Trust Company.
*Timothy R. Schwertfeger (48)                                     0      154,499
President and Trustee of the Funds (since July 1996);
Chairman (since July 1996) and Director of The John
Nuveen Company, John Nuveen & Co. Incorporated, Nuveen
Advisory Corp., Nuveen Institutional Advisory Corp. and
the Funds advised by Nuveen Advisory Corp.; previously,
Executive Vice President of The John Nuveen Company, John
Nuveen & Co. Incorporated, Nuveen Advisory Corp. and
Nuveen Institutional Advisory Corp.
Sheila W. Wellington (65)                                     4,000       12,371
Trustee of the Funds; President (since 1993) of Catalyst
(a not-for-profit organization focusing on women's
leadership development in business and the professions);
previously (from July 1987 to July 1993), Secretary of
Yale University.
--------------------------------------------------------------------------------

(*) "Interested person" as defined in the Investment Company Act of 1940, as amended, by reason of being an officer or director of the Fund's investment adviser, Nuveen Institutional Advisory Corp.

(1) The trustees are also trustees of 3 open-end funds advised by Nuveen Institutional Advisory Corp. ("NIAC"). In addition, A. Dean and T. Schwertfeger are both directors of 52 closed-end funds and 42 open-end funds advised by Nuveen Advisory Corp. ("NAC").

(2) No trustee nominee beneficially owned on April 30, 1997 as much as 1/10 of 1% of the outstanding shares of any Fund. The shares in this column include the following:

------------------------------------------------------------------------------------------------
                                                          SELECT        SELECT         SELECT
                                                         PORTFOLIO    PORTFOLIO 2    PORTFOLIO 3
------------------------------------------------------------------------------------------------
Anthony T. Dean                                                             1,000
James E. Bacon                                                              1,000
William L. Kissick                                             600            600            600
Thomas E. Leafstrand                                         3,150            100            302
Sheila W. Wellington                                         1,000          1,000          2,000
------------------------------------------------------------------------------------------------

(3) The number shown reflects the aggregate number of common shares beneficially owned by the nominee in the Funds, the other Funds advised by NIAC and the funds advised by NAC (excluding the NAC money market funds).

No trustee nominee beneficially owned any shares of California Select Portfolio or shares of New York Select Portfolio. The above persons have sole voting power and sole investment power as to the shares listed, with the exception of Sheila
W. Wellington, who holds her shares jointly with her spouse.

COMPENSATION

The trustees affiliated with John Nuveen & Co. Incorporated ("Nuveen") or Nuveen Institutional Advisory Corp. ("NIAC") serve without any compensation from the Funds. Trustees who are not affiliated with Nuveen or NIAC receive a $20,000 annual retainer for serving as a trustee of all funds managed by NIAC and a $1,000 fee per day plus expenses for attendance at all meetings held on a day on which a regularly scheduled Board meeting is held for each Fund, a $500 fee per day plus expenses for attendance in person or by telephone at all meetings (other than a meeting of the executive committee held solely to declare a dividend) held on a day on which no regular Board meeting is held, and a $100 fee per day plus expenses for attendance at a meeting of the executive committee. The annual retainer, fees and expenses are allocated among the Funds on the basis of relative net asset sizes.

The table below shows, for each trustee who is not affiliated with Nuveen or NIAC, the aggregate compensation paid by each Fund for its fiscal year ended March 31, 1997 and the total compensation that the Funds advised by NIAC accrued for each independent trustee during the calendar year 1996.

COMPENSATION TABLE

-------------------------------------------------------------------------------------------------
                                                                                       TOTAL
                                                                                    COMPENSATION
                                                                                     FROM FUND
                                                                                    COMPLEX PAID
   NAME OF TRUSTEE           AGGREGATE COMPENSATION FROM EACH OF THE FUNDS         TO TRUSTEES(1)
---------------------  ----------------------------------------------------------  --------------
                                                            CALIFORNIA  NEW YORK
                        SELECT      SELECT       SELECT       SELECT     SELECT
                       PORTFOLIO  PORTFOLIO 2  PORTFOLIO 3  PORTFOLIO   PORTFOLIO
                       ----------------------------------------------------------
James E. Bacon            $7,035       $7,461       $5,327      $2,747     $1,788         $27,500
William L. Kissick         7,035        7,461        5,327       2,747      1,788          27,500
Thomas E. Leafstrand       7,180        7,616        5,436       2,800      1,820          28,500
Sheila W. Wellington       7,035        7,461        5,327       2,747      1,788          27,500
-------------------------------------------------------------------------------------------------

(1) Includes compensation for service on the board of the Funds and the 3 open-end funds advised by NIAC.

Anthony T. Dean, Thomas E. Leafstrand and Timothy R. Schwertfeger serve as members of the executive committee of each Fund's Board of Trustees. Each Fund's executive committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees. The respective executive committees of the Funds held eleven meetings during the fiscal year ended March 31, 1997.

Each Fund's Board of Trustees has an audit committee composed of James E. Bacon, William L. Kissick, Thomas E. Leafstrand and Sheila W. Wellington, trustees of the Funds who are not "interested persons." Each Fund's audit committee reviews the work and any recommendations of that Fund's independent auditors. Based on such review, it is authorized to make recommendations to the Board of Trustees. The respective audit committees of the Funds held two meetings during the fiscal year ended March 31, 1997.

Nomination of those trustees who are not "interested persons" of a Fund is committed to a nominating committee composed of the trustees who are not "interested persons" of that Fund. It identifies and recommends individuals to be nominated for election as non-interested trustees. The respective nominating committees of the Funds held one meeting during the fiscal year ended March 31, 1997. No policy or procedure has been established as to the recommendation of trustee nominees by shareholders.

The respective Boards of Trustees of each Fund held five meetings during the fiscal year ended March 31, 1997.

Each Fund has the same executive officers. The following table sets forth information with respect to each executive officer of the Funds, other than executive officers who are trustees and included in the table on page 3. Officers of the Funds receive no compensation from the Funds. All officers of the Funds have held the positions noted below since organization of the Funds except Kathleen M. Flanagan, Larry W. Martin and Gifford R. Zimmerman who have been officers since the dates indicated below. The term of office of all officers will expire at the first meeting of the Board of Trustees of each Fund after the Annual Meeting, which Board of Trustees' meeting is presently scheduled to be held on July 24, 1997 for each Fund.

----------------------------------------------------------------------------------
Name, Age and Principal Occupations
of Executive Officers as of April 30, 1997        Positions and Offices with Funds
----------------------------------------------------------------------------------
Kathleen M. Flanagan, 49                          Vice President (since August
Vice President of John Nuveen & Co.               1994)
Incorporated and (since June 1996) Vice
President of Nuveen Advisory Corp. and Nuveen
Institutional Advisory Corp.

Anna R. Kucinskis, 51                             Vice President
Vice President of John Nuveen & Co.
Incorporated.

Larry W. Martin, 45                               Vice President (since August
Vice President (since September 1992),            1994) and Assistant Secretary
Assistant Secretary and Assistant General         (since organization)
Counsel of John Nuveen & Co. Incorporated;
Vice President (since May 1993) and Assistant
Secretary of Nuveen Advisory Corp. and Nuveen
Institutional Advisory Corp.; Assistant
Secretary (since February 1993) of The John
Nuveen Company.

O. Walter Renfftlen, 57                           Vice President & Controller
Vice President & Controller of The John Nuveen
Company, John Nuveen & Co. Incorporated,
Nuveen Advisory Corp. and Nuveen Institutional
Advisory Corp.

H. William Stabenow, 62                           Vice President & Treasurer
Vice President & Treasurer of The John Nuveen
Company, John Nuveen & Co. Incorporated,
Nuveen Advisory Corp. and Nuveen Institutional
Advisory Corp.

Ronald E. Toupin, Jr., 38                         Vice President
Vice President of Nuveen Institutional
Advisory Corp.

Gifford R. Zimmerman, 40                          Vice President (since August
Vice President (since September 1992),            1994) and Assistant Secretary
Assistant Secretary and Assistant General         (since organization)
Counsel of John Nuveen & Co. Incorporated;
Vice President (since May 1993) and Assistant
Secretary of Nuveen Advisory Corp. and Nuveen
Institutional Advisory Corp.
----------------------------------------------------------------------------------

On April 30, 1997, trustees and executive officers of the Funds as a group beneficially owned 4,750 shares of Select Portfolio, 3,700 shares of Select Portfolio 2 and 2,902 shares of Select Portfolio 3 (in each case, less than 1/10 of 1%) and did not beneficially own any shares of California Select Portfolio or shares of New York Select Portfolio.

Section 30(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), and Section 16(a) of the Securities Exchange Act of 1934, as amended, require each Fund's officers and trustees, investment adviser, affiliated persons of the investment adviser and persons who own more than ten percent of a registered class of the Funds' equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund's shares with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. These persons and entities are required by SEC regulation to furnish each Fund with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, all of the Funds believe that during the fiscal year ending March 31, 1997, all Section 16(a) filing requirements applicable to the Funds' officers and trustees, investment adviser and affiliated persons of the investment adviser were complied with except that the respective Funds inadvertently failed to file Form 4s in a timely fashion on behalf of Mr. Kissick in connection with his purchases in December 1996 of additional shares of Select Portfolio, Select Portfolio 2 and Select Portfolio 3. Reports describing such transactions were subsequently filed. There are no shareholders who own ten percent or more of the outstanding shares of any of the Funds.

2. SELECTION OF INDEPENDENT AUDITORS

The members of each Fund's Board of Trustees who are not "interested persons" of that Fund have unanimously selected Ernst & Young LLP, independent public accountants, as independent auditors, to audit the books and records of that Fund for the fiscal year ending March 31, 1998. Ernst & Young LLP has served each Fund in this capacity since that Fund was organized and has no direct or indirect financial interest in that Fund except as auditors and independent accountants. The selection of Ernst & Young LLP as independent auditors of each Fund is being submitted to the shareholders for ratification, which requires the affirmative vote of a majority of the shares of each Fund present and entitled to vote on the matter. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and will be available to respond to any appropriate questions raised at the Annual Meeting and to make a statement if he or she wishes.

THE BOARD OF TRUSTEES OF EACH FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS GIVE VOTING INSTRUCTIONS FOR THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS.

INFORMATION ABOUT THE FUNDS' INVESTMENT ADVISER AND THE INVESTMENT MANAGEMENT AGREEMENTS

NIAC, located at 333 West Wacker Drive, Chicago, Illinois, serves as investment adviser and manager for each Fund. The Adviser is a wholly-owned subsidiary of Nuveen, also located at 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen is a subsidiary of The John Nuveen Company which in turn is approximately 78% owned by The St. Paul Companies, Inc., ("St. Paul"). St. Paul is located at 385 Washington Street, St. Paul, Minnesota 55102, and is principally engaged in providing property-liability insurance through subsidiaries. Nuveen acted as co-managing underwriter in the initial public offerings of shares of Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Select Portfolio and New York Select Portfolio in 1992.

SHAREHOLDER PROPOSALS

To be considered for presentation at the Annual Meeting of Shareholders of any of the Funds to be held in 1998, a shareholder proposal must be received at the offices of that Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than February 6, 1998.

EXPENSES OF PROXY SOLICITATION

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with the solicitation of proxies, will be paid by the Funds, pro rata based on the number of shareholder accounts. Additional solicitation may be made by letter, telephone or telegraph by officers of any Fund, by officers or employees of John Nuveen & Co. Incorporated or Nuveen Institutional Advisory Corp., or by dealers and their representatives. The Funds have engaged Tritech Services to assist in the solicitation of proxies at a total estimated cost of $10,000.

ANNUAL REPORT DELIVERY

Annual reports were sent following the Funds' fiscal year to shareholders then of record. Each of the Funds will furnish, without charge, a copy of its annual report to its shareholders upon request. Such written or oral requests should be directed to the Fund at 333 West Wacker Drive, Chicago, Illinois 60606, or by calling 1-800-257-8787.

GENERAL

Management does not intend to present and does not have reason to believe that others will present any other items of business at any Fund's Annual Meeting. However, if other matters are properly presented to an Annual Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

A list of shareholders entitled to be present and to vote at each Fund's Annual Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours for ten days prior to the date of the meeting.

Failure of a quorum to be present at any Fund's Annual Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of the Annual Meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under each Fund's By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Gifford R. Zimmerman
Vice President and Assistant Secretary

                                                                          NXP797

                                                                PROXY BALLOT
NUVEEN INSURED NEW YORK SELECT TAX-FREE INCOME PORTFOLIO

SHARES OF BENEFICIAL INTEREST
PROXY SOLICITED BY THE BOARD OF TRUSTEES
FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 24, 1997

The undersigned hereby appoints Anthony T. Dean, Timothy R.
Schwertfeger and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned to represent and vote the shares of Beneficial Interest of the undersigned at the Annual Meeting of Shareholders of Nuveen Select Insured New York Tax-Free Income Portfolio to be held on July 24, 1997, and in their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment or adjournments thereof:

1. Election of Trustees:

  NOMINEES:--James E. Bacon, Anthony T. Dean, William L. Kissick, Thomas E. Leafstrand, Timothy R. Schwertfeger, Sheila W. Wellington.

2. Ratification of the selection of Ernst & Young LLP as independent auditors for the fiscal year ending March 31, 1998.

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.


YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE
BOXES ON THE REVERSE SIDE. IF YOU DO NOT MARK ANY BOXES, YOUR PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF TRUSTEES RECOMMENDATIONS. PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                               SEE REVERSE SIDE
                                                                     NXN797

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR ALL NOMINEES AND THE PROPOSAL:

Please mark your votes as in this example.  / X /

1.   ELECTION OF TRUSTEES:            /  /  FOR               /  /  WITHHOLD authority         /  /  WITHHOLD authority to vote
     (SEE REVERSE FOR NOMINEES)             all nominees            to vote for all nominees         for nominees indicated below

                                                                                                     ____________________________

INSTRUCTIONS:
To grant authority to vote FOR ALL nominees, mark the box on the left above OR do not mark any box above.
To WITHHOLD authority to vote FOR ALL nominees, mark the box in the middle above.
To WITHHOLD authority to vote for ANY ONE OR MORE of the nominees, mark the box on the right above AND write each nominee's name in the space provided.

2.   RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS           FOR         AGAINST       ABSTAIN
     FOR THE FISCAL YEAR ENDING MARCH 31, 1998.                                           /  /         /  /          /  /

3.   IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER
     BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.
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THE SHARES TO WHICH THIS PROXY RELATES WILL BE VOTED AS SPECIFIED.  IF NO
SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF TRUSTEES
AND FOR THE PROPOSAL SET FORTH ON THIS PROXY.

Please be sure to sign and date this Proxy.
Shareholder sign here_______________________________  Date _________________

Co-owner sign here _________________________________  Date _________________

NOTE: Please sign exactly as your name appears on this Proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder should sign.

/  / BK NXP797                                                          NXN797